UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2021 (May 17, 2021)

YELLOWSTONE ACQUISITION COMPANY
(Exact name of registrant as specified in its Charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(402) 225-6511 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	YSACU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value included as part of the units	YSAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	YSACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 12, 2021, the SEC issued a statement (the “Statement”) discussing the accounting implications of certain terms that are common in warrants issued by special purpose acquisition companies (“SPACs”). Specifically, the Statement focused on certain settlement terms and provisions related to certain tender offers, which terms are similar to those contained in the warrants (the “Warrants”) issued by Yellowstone Acquisition Company. (the “Company”). As a result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the 6,799,449 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its initial public offering (the “IPO”) and (ii) the 7,719,779 privately issued warrants (together with the Public Warrants, the “Warrants”) that were included in the units issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the IPO, and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. While the Company has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.

In light of the Statement, the Company’s management evaluated the terms of the Warrant agreements and concluded that because the Warrants include the type of provisions (the “Provisions”) interpreted in the Statement, the Company should classify some, if not all, of the Warrants as liabilities in the Company’s audited financial statements for the year ended December 31, 2020 (the “Financial Statements”) and not as components of equity. Warrants that are classified as liabilities must be adjusted to fair value each reporting date with changes in the fair value recorded in the Company’s statement of operations. The Company is continuing to assess the impact of the Statement on each category of Warrants.

On May 17, 2021, the Board of Directors (the “Board”) of the Company, in consultation with the Audit Committee of the Board, concluded that it would be appropriate to restate the Financial Statements in an Annual Report on Form 10-K/A for the period ended December 31, 2020 (the Form 10-K/A”) and the Company's audited balance sheet dated as of October 26, 2020 filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the SEC on November 7, 2020 (the "November 2020 8-K") to reflect the applicable Warrants as liabilities. The Company has discussed this approach with its independent registered public accounting firm, KPMG LLP, and is working diligently to finalize the valuation of the Warrants and intends to file the Form 10-K/A as soon as practicable. In the Form 10-K/A and in its future financial statements (unless the Provisions are removed from the Warrant Agreements in accordance with the terms thereof), the Company will measure the fair value of the liability classified Warrants at the end of each reporting period or at the time of exercise and recognize the changes in the fair value in the Company’s statement of operations.

The information in the Form 10-K/A and subsequent filings will also supersede press releases or other communications describing the Financial Statements and other related financial information for the year ended December 31, 2020.

Considering such restatement, the Financial Statements for the year ended December 31, 2020  and the audited balance sheet as of October 26, 2020 should no longer be relied upon (the "Non-Reliance Period"). The Company will file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 reflecting the reclassification of the Warrants for the Non-Reliance Period as soon as practicable.

Going forward, unless the Company amends the terms of the Warrant agreements, it expects to continue to classify the Warrants as liabilities, which would require the Company to incur the cost of measuring the fair value of the Warrant liabilities, and which may have an adverse effect on the Company’s results of operations.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with KPMG LLP.

 Due to the required restatement of the Annual Report, the Company was not able to file its Form 10-Q for the quarter ended March 31, 2021 by the May 17, 2021 deadline, but has timely filed a Form 12b-25, and is working diligently to finalize the restated financial statements and to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 by the deadline extension of May 24, 2021.

In light of the restatement, the Company’s management evaluated the effectiveness of the Company’s disclosure controls and procedures as of December 31, 2020. That evaluation included consideration of the views expressed in the Statement in which the SEC staff clarified its interpretations of certain generally accepted accounting principles related to warrants issued by SPACs. Prior to the Statement, management believed that the Company’s warrant accounting was consistent with generally accepted accounting principles. Management’s belief was supported by the fact that most other SPACs and parties who had merged with SPACs similarly interpreted the warrant accounting principles at issue. However, based on the clarifications expressed in the Statement which resulted in the restatement, the Company concluded that the Company’s disclosure controls and procedures were not effective as of December 31, 2020 and determined that a material weakness existed.

Forward-Looking Statements: This Current Report on Form 8-K contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the Company’s plans related to restatement of the consolidated financial statements as of and for the year ended December 31, 2020 and the Company’s estimates related to the errors included in the consolidated financial statements covering the Non-Reliance Period. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s completion of the quantification and evaluation of the specific impact of the misstatements related to the previously issued financial statements, including the possibility of material adjustments thereto; the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its required reports; and the application of accounting or tax principles in an unanticipated manner. See also additional risk factors set forth in the Company’s periodic filings with the SEC, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

ITEM 7.01        Regulation FD Disclosure.

(1)  On May 18, 2021, the Company issued a press release entitled “Yellowstone Acquisition Company Filing of Form 12b-25 to Address Recent SEC Pronouncement on Accounting for Warrants issued by SPACs.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.   The press release was also simultaneously filed on the Company’s website. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

(2) On May 18, 2021, the Company issued a press release entitled “Yellowstone Acquisition Company to Restate 2020 Financial Statements to Address the Recent SEC Pronouncement on Accounting for Warrants issued by Special Purpose Acquisition Companies.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.   The press release was also simultaneously filed on the Company’s website. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01        Financial Statements and Exhibits.

(d)                    Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release, dated May 18, 2021 titled “Yellowstone Acquisition Company Filing of Form 12b-25 to Address Recent SEC Pronouncement on Accounting for Warrants issued by SPACs.”
99.2	Press Release, dated May 18, 2021 titled “Yellowstone Acquisition Company to Restate 2020 Financial Statements to Address the Recent SEC Pronouncement on Accounting for Warrants issued by Special Purpose Acquisition Companies.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOWSTONE ACQUISITION COMPANY (Registrant) By: /s/ Joshua P. Weisenburger Joshua P. Weisenburger, Chief Financial Officer

Date:  May 18, 2021